SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2003

W HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Puerto Rico	000-27377	66-0573197

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

19 West McKinley Street, Mayaguez, Puerto Rico 00680
(Address of principal executive offices)

Registrant’s telephone number, including area code: (787) 834-8000

                                                 Not Applicable
(Former name or former address, if changed since last report)

     Item 7.      Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press release of the company, dated April 21, 2003.

99.2	Press release of the company, dated April 10, 2003.

     Item 9.      Regulation FD Disclosure.

     Information being provided under Item 12:

     On April 21, 2003, W Holding Company issued a press release announcing its results of operations for the first quarter ended March 31, 2003. The press release is filed as Exhibit 99.1 to this report.

     On April 10, 2003, W Holding Company issued a press release with instructions on when and how to access the company’s first quarter earnings call.

     This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Securities and Exchange Commission’s interim guidance regarding the filing requirements for Items 11 and 12 of Form 8-K (See Release No. 34-47583).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W HOLDING COMPANY, INC. (Registrant)

/s/ Freddy Maldonado Freddy Maldonado Chief Financial Officer

Date: April 21, 2003

Exhibit Index

Exhibit No.	Description

99.1	Press release of the company, dated April 21, 2003.

99.2	Press release of the company, dated April 10, 2003.